EXHIBIT 23.2
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 20, 1998 included in Old National Bancorp's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.



                                                      /s/ ARTHUR ANDERSEN LLP
                                                      -----------------------
                                                          ARTHUR ANDERSEN LLP



Indianapolis, Indiana,
February 10, 1999